Q4 | 2021 | 1 QUARTERLY RESULTS PRESENTATION FOURTH QUARTER 2021

Q4 | 2021 | 2 FORWARD-LOOKING STATEMENTS Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of our objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Although we believe the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of our knowledge, forward- looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect our business, financial condition, results of operations or liquidity. Forward-looking statements that we make herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward-looking statements as a result of various factors, including, but not limited to, the Covid-19 coronavirus pandemic, current economic and credit crisis, the cost of goods, our inability to successfully execute strategic initiatives, competitive pressures, economic pressures on our customers and us, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of our most recent Annual Report on Form 10-K, and other factors discussed from time to time in our other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This release should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and SEC filings.

Q4 | 2021 | 3 FOURTH QUARTER RESULTS OPERATION NORTH STAR UPDATE Q1 2022 OUTLOOK

Q4 | 2021 | 4 CEO COMMENT Commenting on today’s results announcement, Bruce Thorn, President and CEO of Big Lots stated, “We have much to be excited about as we enter 2022. Our new store openings are proceeding as planned, our in-stock levels are improving, and our productivity initiatives continue to deliver and gain traction. During the fourth quarter, we had a successful holiday helping our BIGionaires Live Big and Save Lots! January was a tough month as inclement weather and the Omicron spike caused a slowdown in our business, further impacted by inventory delays in key areas. However, as we have moved into 2022, we have seen these factors abate, and sales are regaining traction. In 2022, we will open over 50 net new stores, further roll out programs to drive merchandise productivity, and continue to improve our supply chain infrastructure to enable us to serve our customers how, when and where they want to shop.” Bruce Thorn, President & CEO

Q4 | 2021 | 5 RANKED 449TH in the Fortune 500 in 2020 ~22,900 SELLING SQ FT per store 22 MILLION Rewards members 9.5% CAGR over last 5 years >5% eComm Penetration eComm Sales 3.5x vs 2019 $6.15 BILLION Fiscal 2021 sales 1,431 Stores across 47 states AT A GLANCE

Q4 | 2021 | 6 Down 2.3% to 2020 Lower than guidance due to adverse shrink $1.63 Earnings per Diluted Share 32% Increase in Ending Inventory Continued improvement in our in-stock levels 5.4% 2-Year Comp 37.3% Gross Margin Rate FOURTH QUARTER 2021 HIGHLIGHTS $1.75 EPS on an adjusted (non-GAAP) basis(1) (1)Adjusted 2021 results are non-GAAP financial measures. A reconciliation of reported GAAP results to the adjusted non-GAAP results is included in the appendix.

Q4 | 2021 | 7 Q4 2021 SALES COMPOSITION 2021 vs 2019 Comp sales = (1 + TY Comp) * (1 + LY comp) - 1 2-Year Comp Growth Across Most Categories, Despite January Headwinds 23% 12% 13%15% 10% 14% 13% Furniture Food Soft Home Seasonal Consumables Hard Home The Lot, Apparel, Electronics, etc. Well Balanced Category Mix Fu rnitu re Fo od So ft H ome Se aso nal Consu mab les Hard Home Th e Lo t, A pp are l, E lec tro nics , e tc. To tal -4% -3% 3% 4% 8% 10% 36% 5%

Q4 | 2021 | 8 Net Sales Gross Margin Gross Margin Rate Adjusted Operating Expenses(1)(2) Adjusted Operating Expense Rate(2) Adjusted Operating Profit(2) Adjusted Operating Profit Rate(2) Adjusted Diluted Earnings Per Share(2) Diluted Weighted Average Shares SUMMARY INCOME STATEMENT – Q4 ($ in thousands, except for earnings per share) (1) Operating Expenses are comprised of adjusted Selling and Administrative Expenses and Depreciation Expense. (2) Adjusted 2021 results are non-GAAP financial measures. A reconciliation of reported GAAP results to the adjusted non-GAAP results is included in the appendix. Q4 2021 $1,732,021 646,082 37.3% 573,571 33.1% $72,511 4.2% $1.75 30,667 Q4 2020 $1,737,915 685,173 39.4% 554,203 31.9% $130,970 7.5% $2.59 37,825 Q4 2019 $1,606,982 634,019 39.5% 508,473 31.6% $125,546 7.8% $2.39 39,202 Change vs. 2019 7.8% (220) bps 150 bps (42.2%) (360) bps (26.8%) Change vs. 2020 (0.3%) (210) bps 120 bps (44.6%) (330) bps (32.4%)

Q4 | 2021 | 9 Net Sales Adjusted Gross Margin(2) Adjusted Gross Margin Rate(2) Adjusted Operating Expenses(1)(2) Adjusted Operating Expense Rate(2) Adjusted Operating Profit(2) Adjusted Operating Profit Rate(2) Adjusted Diluted Earnings Per Share(2) Diluted Weighted Average Shares SUMMARY INCOME STATEMENT – FULL YEAR (1) Operating Expenses are comprised of adjusted Selling and Administrative Expenses and Depreciation Expense. (2) Adjusted 2021, 2020, and 2019 results are non-GAAP financial measures. A reconciliation of reported GAAP results to the adjusted non-GAAP results is included in the appendix. ($ in thousands, except for earnings per share) FISCAL 2021 $6,150,603 2,397,007 39.0% 2,152,221 35.0% $244,786 4.0% $5.44 33,355 FISCAL 2020 $6,199,186 2,497,386 40.3% 2,099,935 33.9% $397,451 6.4% $7.35 39,067 FISCAL 2019 $5,323,180 2,120,732 39.8% 1,912,802 35.9% $207,930 3.9% $3.67 39,351 Change vs. 2019 15.5% (80) bps (90) bps 17.7% 10 bps 48.2% Change vs. 2020 (0.8%) (130) bps 110 bps (38.4%) (240) bps (26.0%)

Q4 | 2021 | 10 2021 Capital expenditures Shares repurchased during Q4 at an average cost of $43.90 per share $0.30 Quarterly Dividend(1) $54 Million Cash on hand, with approximately $620 million in total liquidity $161 Million 2.1 Million CAPITAL ALLOCATION Approximate 3% yield (as of January 29, 2022) (1)The payment of future dividends will be at the discretion of our Board of Directors and will depend on our financial condition, results of operations, capital requirement, compliance with applicable laws and agreements and any other factors deemed relevant by our Board of Directors.

Q4 | 2021 | 11 FOURTH QUARTER RESULTS OPERATION NORTH STAR UPDATE Q1 2022 OUTLOOK

Q4 | 2021 | 12 OPERATION NORTH STAR IS OUR MULTI-YEAR TRANSFORMATIONAL GROWTH AND VALUE-CREATION PLAN LAUNCHED IN 2019 FUND ENABLE GROW Store count growth Sales productivity eCommerce acceleration Brand activation and customer growth Pricing and COGS program Promos and markdowns Shrink and loss reduction Structural expense reduction and leverage Supply chain investment Customer experience (stores & online) Talent and capabilities Data and technology G RO W FU N D EN A BL E

Q4 | 2021 | 13 OUR RUNWAY FOR GROWTH… 500+ Potential new store locations $1.5-$2B Opportunity through new store growth $1B+ Opportunity to improve productivity 15%+ Increase in sales productivity potential 10%-15% eCommerce penetration $0.5-$1B+ Opportunity in eCommerce sales growth Note: eCommerce sales are not fully incremental since partially fulfilled through stores.

Q4 | 2021 | 14 SALES PRODUCTIVITY DRIVERS § Optimizing assortments, through category discipline and space planning § Rolling out our Next Gen Furniture Sales model to ~650 stores § Growing Furniture with Broyhill®, modern assortments, and expanded distribution § Winning Seasonal year-round § Expanding our rapidly-growing Apparel offering § Growing our Owned Brands § Driving innovation pipeline with The Lot, Queue Line, Lots Under $5, “Big Buys” and more

Q4 | 2021 | 15 GROWING OUR STORE FOOTPRINT § Returning to growth after decade of flat store count § 500+ opportunities across established market fill-ins, rural/small town markets, and under-penetrated geographies § Adding 50+ net new stores in 2022 and accelerating after 2022 to 80+ per year § Average store capital cost of $1.1 million, (excluding working capital) § New stores delivering accretive economics with sales volumes of $3-$4 million, EBITDA margins >10%, and IRRs >20% § Store intervention program successfully reducing closures

Q4 | 2021 | 16 DRIVING eCOMM ACCELERATION § Removing friction points with enhanced search, easy checkout and financing options § Increasing website personalization, including product best sellers and new arrivals § Accelerating supplier direct fulfillment and extending our aisle and assortment § Growing site traffic through targeted marketing and increased national presence § Providing nationwide same-day and 2-day delivery options

Q4 | 2021 | 17 BUILDING A SUPPLY CHAIN TO SUPPORT OUR GROWTH • Expanding Forward DC network to support bulk product and increase speed to store • Modernizing supply chain technology through investing in Transportation Management, End-to-End Supply Chain Visibility, and Order Management System • Enhancing eCommerce fulfillment: expanding final mile carrier capabilities and ship from store network • Deploying 3PL “pop-up” bypass DCs: creating flexible capacity Regional DCs SUPPLY CHAIN NETWORK eCommerce DC Forward DCs Temporary Seasonal Bypass DCs Ship from Store Locations

Q4 | 2021 | 18 IMPROVING OUR CUSTOMER EXPERIENCE § Over 36,000 associates that Bring their BIG! everyday, with top quartile NPS § Customer-centric focus that provides a friendly, delightful shopping experience § Updating 800 stores through Project Refresh to deliver a consistent and upgraded brand experience § Upgrading signage, vestibules, flooring, wall graphics, painting, remodeling bathrooms § 250 stores to be refreshed by mid-2022

Q4 | 2021 | 19 ACTIVATING OUR BRAND § Creating a community of bargain hunters and treasure seekers § Driving incremental visits from new and existing customers § Increasing brand awareness, consideration, and purchasers § Driving personalized marketing based on our customer data platform Continuing the breakthrough “Be A BIGionaire” ad campaign featuring new celebrity BIGionaires Retta (Parks & Recreation) Eric Stonestreet (Modern Family) Molly Shannon (Saturday Night Live)

Q4 | 2021 | 20 FOURTH QUARTER RESULTS OPERATION NORTH STAR UPDATE Q1 2022 OUTLOOK

Q4 | 2021 | 21 COMP SALES NEW STORE SALES GROSS MARGIN SG&A Comp sales up ~10% vs 2019; Down low double digits vs LY due to lapping stimulus Net new and relocated store openings to deliver 130 basis point sales benefit ~50 basis point decline compared to Q1 2021 driven by freight and shrink headwinds Expense dollars to increase slightly to LY EARNINGS PER DILUTED SHARE $1.10-$1.20(1) (1) EPS Guidance does not include the impact of future potential share repurchases in Q1 2022 Q1 2022 OUTLOOK

Q4 | 2021 | 22 APPENDICES

APPENDIX

FOURTH QUARTER 2021 GAAP TO NON-GAAP RECONCILIATION

($ in thousands, except for earnings per share)	As reported	Adjustment to exclude store asset impairment charges	As adjusted (non-GAAP)
Selling and administrative expenses	$541,228	($5,033)	$536,195
Selling and administrative expense rate	31.2%	(0.3%)	31.0%
Operating profit	67,478	5,033	72,511
Operating profit rate	3.9%	0.3%	4.2%
Income tax expense	15,734	1,251	16,985
Effective income tax rate	24.0%	0.1%	24.1%
Net income	49,838	3,782	53,620
Diluted earnings per share	$1.63	$0.12	$1.75

The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted operating profit, adjusted operating profit rate, adjusted income tax expense, adjusted effective income tax rate, adjusted net income, and adjusted diluted earnings per share are "non-GAAP financial measures" as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP") store asset impairment charges of $5,033 ($3,782, net of tax).

Our management believes that the disclosure of these non-GAAP financial measures provides useful information to investors because the non-GAAP financial measures present an alternative and more relevant method for measuring our operating performance, excluding special items included in the most directly comparable GAAP financial measures, that management believes is more indicative of our on-going operating results and financial conditions. Our management uses these non-GAAP financial measures, along with the most directly comparable GAAP financial measures, in evaluating our operating performance.

Q4 | 2021 | 23

APPENDIX

FULL YEAR 2021 GAAP TO NON-GAAP RECONCILIATION

($ in thousands, except for earnings per share)	As reported	Adjustment to exclude store asset impairment charges	As adjusted (non-GAAP)
Selling and administrative expenses	$2,014,682	($5,033)	$2,009,649
Selling and administrative expense rate	32.8%	(0.1%)	32.7%
Operating profit	239,753	5,033	244,786
Operating profit rate	3.9%	0.1%	4.0%
Income tax expense	54,033	1,251	55,284
Effective income tax rate	23.3%	0.0%	23.3%
Net income	177,778	3,782	181,560
Diluted earnings per share	$5.33	$0.11	$5.44

The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted operating profit, adjusted operating profit rate, adjusted income tax expense, adjusted effective income tax rate, adjusted net income, and adjusted diluted earnings per share are "non-GAAP financial measures" as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP") non-cash store asset impairment charges of $5,033 ($3,782, net of tax).

Q4 | 2021 | 24

BIG LOTS!

APPENDIX

FULL YEAR 2020 GAAP TO NON-GAAP RECONCILIATION

($ in thousands, except for earnings per share)	As reported	Adjustment to exclude gain on sale of distribution centers and related expenses	As adjusted (non-GAAP)
Selling and administrative expenses	$1,965,555	($3,956)	$1,961,599
Gain on sale of distribution centers	(463,053)	463,053	–
Operating profit	856,548	(459,097)	397,451
Operating profit rate	13.8%	(7.4%)	6.4%
Income tax expense	215,415	(117,194)	98,221
Effective income tax rate	25.5%	(0.0%)	25.5%
Net income	629,191	(341,903)	287,288
Diluted earnings per share	$16.11	($8.75)	$7.35

The above adjusted selling and administrative expenses, adjusted gain on sale of distribution centers, adjusted operating profit rate, adjusted income tax expense, adjusted effective income tax rate, adjusted net income, and adjusted diluted earnings per share are "non-GAAP financial measures" as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP") a gain resulting from the sale of our Columbus, OH; Durant, OK; Montgomery, AL; and Tremont, PA distribution centers and the related expenses of $459,097 ($341,903, net of tax).

Q4 | 2021 | 25

APPENDIX

FULL YEAR 2019 GAAP TO NON-GAAP RECONCILIATION

($ in thousands, except for earnings per share)	As reported	Impact to exclude department exit inventory impairment	Impact to exclude transformational restructuring costs	Adjustment to exclude legal settlement loss contingencies	Adjustment to exclude gain on sale of distribution center	As adjusted (non-GAAP)
Gross margin	$2,114,682	$6,050	$ –	$ –	$ –	$2,120,732
Gross margin rate	39.7%	0.1%	–	–	–	39.8%
Selling and administrative expenses	1,823,409	–	(38,338)	(7,250)	–	1,777,821
Gain on sale of distribution center	(178,534)	–	–	–	178,534	–
Operating profit	334,826	6,050	38,338	7,250	(178,534)	207,930
Operating profit rate	6.3%	0.1%	0.7%	0.1%	(3.4%)	3.9%
Income tax expense	75,084	1,553	9,836	1,696	(41,930)	46,239
Effective income tax rate	23.6%	0.0%	0.1%	(0.0%)	0.6%	24.3%
Net income	242,464	4,497	28,502	5,554	(136,604)	144,413
Diluted earnings per share	$6.16	$0.11	$0.72	$0.14	($3.47)	$3.67

The above adjusted gross margin, adjusted gross margin rate, adjusted selling and administrative expenses, adjusted gain on sale of distribution center, adjusted operating profit, adjusted operating profit rate, adjusted income tax expense, adjusted effective income tax rate, adjusted net income, and adjusted diluted earnings per share are "non-GAAP financial measures" as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP") (1) an inventory impairment amount of $6,050 ($4,497, net of tax) as a result of a merchandise department exit; (2) the costs associated with a transformational restructuring initiative of $38,338 ($28,502, net of tax); (3) a pretax charge related to estimated legal settlement of employee class actions of $7,250 ($5,554, net of tax); and (4) a gain resulting from the sale of our Rancho Cucamonga, California distribution center of $178,534 ($136,604, net of tax).

Q4 | 2021 | 26

BIG LOTS!